UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2011

Tidelands Bancshares, Inc.

(Exact name of registrant specified in its charter)

South Carolina	001-33065	02-0570232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Lowcountry Blvd., Mount Pleasant, South Carolina	29464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (843) 388-8433

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2011, Tidelands Bancshares, Inc. (the “Company”) and its subsidiary, Tidelands Bank (the “Bank”), announced the resignation of Robert E. Coffee, Jr. as President and Chief Executive Officer.  Under the terms of Mr. Coffee’s employment agreement, Mr. Coffee is also deemed to have resigned as a director of the Company and the Bank effective immediately after his separation from service.  Mr. Coffee may be entitled to certain benefits pursuant to the terms of an employment agreement and a salary continuation agreement previously filed under cover of a Form 8-K on May 7, 2008.

Also on April 4, 2011, the Board appointed Thomas H. Lyles as acting Chief Executive Officer of the Company and the Bank and Alan W. Jackson as acting President of the Company and the Bank, pending final review and approval from the Federal Reserve Board, the FDIC, and the South Carolina State Board of Financial Institutions who were advised of the management changes.  Mr. Lyles, age 61, served as the Executive Vice President and Chief Administrative Officer of the Company and the Bank since 2007.  Mr. Lyles was retired from 2006 until joining the Company in April 2007.  Mr. Jackson, age 49, served as Executive Vice President and Chief Financial Officer of the Company and the Bank since 2003.  Mr. Jackson will continue to serve as Chief Financial Officer of the Company and the Bank.  There are no arrangements or understandings between a director or executive officer of the Company or the Bank and Messrs. Lyles and Jackson pursuant to which they were elected executive officers of the Company and the Bank.  No directors or executive officers of the Company or the Bank are related to Messrs. Lyles and Jackson by blood, marriage, or adoption.  Messrs. Lyles and Jackson have not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

The text of a press release is included as Exhibit 99.1 to this report.

Item 9.01(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Tidelands Bancshares, Inc. press release issued on April 6, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tidelands Bancshares, Inc.

Date: April 6, 2011	/s/ Alan W. Jackson
Alan W. Jackson
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Tidelands Bancshares, Inc. press release issued on April 6, 2011